                                                                  Exhibit 10(32)

                          PURCHASE AND SALE AGREEMENT


          This AGREEMENT made as of this 15th day of July, 1998 (this "Agreement"), by and between C.I.T. LEASING CORPORATION, a Delaware corporation, having a principal place of business at 1211 Avenue of the Americas, New York, New York 10036 (hereinafter referred to as the "Seller"), and TOWER AIR, INC., a Delaware corporation, having its principal place of business at Hangar 17, JFK International Airport, Jamaica, New York 11430 (hereinafter referred to as the "Buyer").


                             W I T N E S S E T H:
                             -------------------


          WHEREAS, Seller currently owns the aircraft identified on Schedule 1 attached hereto and made a part hereof (the "Aircraft");

          WHEREAS, upon the terms and subject to the conditions herein set forth, Seller desires to sell and Buyer desires to purchase from Seller all of Seller's right, title and interest in and to the Aircraft;

          NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

          1.   DEFINITIONS:  The following terms, when capitalized as below,
               -----------
shall have the following meanings:

          "Agreement": this Purchase and Sale Agreement.
           ---------

          "Aircraft": as set forth in the first "whereas" clause hereof.
           --------

          "Bill of Sale": as set forth in Section 4(a)(i) hereof.
           ------------

          "Certificate of Acceptance": as set forth in Section 4(b)(ii) hereof.
           -------------------------

          "Closing": as set forth in Section 3 hereof.
           -------

          "FAA Bill of Sale":  as set forth in Section 4(a)(ii) hereof.
           ----------------

          "Lease": as set forth in Section 4(a)(iv) hereof.
           -----

          "Lease Termination Agreement": as set forth in Section 4(a)(iv)
           ---------------------------
hereof.

          "Lessor's Liens": as set forth in Section 5 hereof.
           --------------

          "Purchase Price": as set forth in Section 2 hereof.
           --------------

          "Records": the "Aircraft Records", as such term is defined in the
           -------
Lease.

          "Sale Documents": as set forth in Section 6(a) hereof.
           --------------

          2.   AGREEMENT TO PURCHASE; PURCHASE PRICE:  (a)  Upon the terms
               -------------------------------------
herein set forth, Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, the Aircraft.

          (b) The purchase price for the Aircraft shall be $13,500,000.00 (the "Purchase Price") plus applicable sales, use and similar transfer taxes in respect of the transactions contemplated hereby. Buyer agrees to buy the Aircraft by delivery of such Purchase Price (i) by directing Buyer's lender to wire transfer $7,519,468.79, in immediately available funds, to Seller to: The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, for The CIT Group Account No. 116-003855, ABA No. 021-000-021, Reference: N607PE Sale Price, with verbal confirmation (including Fed wire number) to Carolle Sorel at (212) 536-9460, and (ii) by directing Seller to apply the unapplied Maintenance Reserves (as such term is defined in the Lease) currently held by Seller under the Lease in accordance with the Lease Termination Agreement to payment of the Purchase Price.

          3.   CLOSING:  The closing of the sale and purchase of the Aircraft
               -------
(the "Closing") will take place at the offices of Seller at 10:00 a.m. on September 29, 1998, or at such other place and time on or prior to September 30, 1998 as the parties may agree. The Closing is conditioned upon delivery of the documents, instruments and funds provided for in Section 4 hereof.

          4.   DELIVERIES AT CLOSING:
               ---------------------

          (a) At Closing Seller shall execute and deliver to Buyer the following:

          (i) a bill of sale, dated the date of Closing, substantially in the form attached hereto as Exhibit A (the "Bill of Sale") in respect of the Aircraft;

          (ii) a bill of sale, dated the date of Closing, in the form required for recording with the Federal Aviation Administration ("FAA Bill of Sale") in respect of the Aircraft;

          (iii) a certificate of incumbency of Seller signed by the Secretary or an Assistant Secretary of Seller, which certificate shall certify the names of the officers of Seller authorized to execute this Agreement and any related agreement on behalf of Seller, together with specimen signatures of such officers; and

          (iv) a lease termination agreement, dated the date of Closing, substantially in the form of Exhibit C hereto (the "Lease Termination Agreement"), with respect to the Aircraft Lease Agreement dated as of October 22, 1992 between Seller and Buyer (as amended, modified and supplemented, the "Lease").

          (b) At Closing Buyer shall deliver to Seller the following:

          (i)   payment of the Purchase Price as provided in Section 2 hereof;

          (ii) a certificate of delivery and acceptance of the Aircraft and the Records in the form of Exhibit B (the "Certificate of Acceptance") duly executed and delivered by Buyer;

          (iii) a copy of all corporate proceedings of Buyer, certified by the Secretary or an Assistant Secretary of Buyer, evidencing that all action required to be taken in connection with the authorization, execution, delivery and performance of this Agreement and the transactions contemplated hereby has been duly taken, and a certificate of incumbency of Buyer signed by the Secretary or an Assistant Secretary of Buyer, which certificate shall certify the names of the officers of Buyer authorized to execute this Agreement and any related agreement on behalf of Buyer, together with specimen signatures of such officers;

          (iv) evidence reasonably satisfactory to Seller as to Buyer's compliance with the covenant set forth in the last sentence of
                Section 11(c) hereof; and

          (v) the Lease Termination Agreement, duly executed and delivered by Buyer.

          The taking by each of Seller and Buyer of the actions to be taken by such party in this Section 5 on the date of Closing shall constitute a reaffirmation by such party that its representations and warranties set forth in this Agreement are true and correct on and as of the date of Closing.

          5.    TITLE:  Full legal and beneficial title to the Aircraft shall be
                -----
conveyed pursuant to and in accordance with the Bill of Sale and, except as expressly set forth in the Bill of Sale, such title shall be conveyed without representation or warranty of any kind whatsoever, except that Seller shall represent and warrant good and marketable title to the Aircraft, free and clear of any and all liens, encumbrances and rights of others of any nature whatsoever, other than any liens or encumbrances arising through Buyer or which Buyer is obligated to pay, remove, or indemnify Seller for under the Lease ("Lessor's Liens"). Title and risk of loss of the Aircraft shall pass from Seller to Buyer concurrently with payment for and delivery of the Aircraft at Closing.

          6.   REPRESENTATIONS OF BUYER:  Buyer makes the following
               ------------------------
representations to Seller, each of which shall survive the execution and delivery of this Agreement:

          (a) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority necessary to enter this Agreement and all other documents contemplated hereby (the "Sale Documents"), to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby.

          (b) The execution, delivery and performance of this Agreement and the other Sale Documents and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of Buyer; and each of this Agreement and each other Sale Document is a legal, valid and binding obligation of Buyer, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally or by equitable limitations on the availability of remedies. The execution, delivery and performance of this Agreement and the other Sale Documents by Buyer and the consummation by Buyer of the transactions contemplated hereby and thereby, will not (i) conflict with or result in a breach of any provisions of the Certificate of Incorporation or By-Laws of Buyer; (ii) violate the provisions of any agreement or contract (A) binding upon Buyer or (B) which affects the Aircraft and to which Seller is not a party; or
(iii) violate any statute, rule, regulation, judgment, order, writ, injunction or decree of any court, administrative agency or governmental body (A) applicable to Buyer or (B) which affects the Aircraft and is not solely applicable to Seller.

          (c) No filing with, or permit, authorization, consent or approval of, any governmental authority or agency or third party is necessary for the consummation by Buyer of the transactions contemplated by this Agreement other than the filing with the Federal Aviation Administration of the FAA Bill of Sale and the Application for Registration of the Aircraft.

          (d) Buyer has not employed any broker or finder or incurred any liability for brokerage fees, commissions or finder's fees in connection with the transactions contemplated by this Agreement and Seller shall have no liability for any such fees or commissions.

          (e) All state and local sales, use or other taxes required to be paid as a result of the consummation of the transactions described herein have been paid by Buyer.

          7.   REPRESENTATIONS OF SELLER:  Seller makes the following
               -------------------------
representations to Buyer, each of which shall survive the execution and delivery of this Agreement:

          (a) Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority necessary to enter this Agreement and the other Sale Documents, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby.

          (b) The execution, delivery and performance of this Agreement and the other Sale Documents and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of Seller; and each of this Agreement and each other Sale Document is a legal, valid and binding obligation of Seller, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally or by equitable limitations on the availability of remedies. The execution, delivery and performance of this Agreement and the other Sale Documents by Seller and the consummation by Seller of the transactions contemplated hereby and thereby, will not (i) conflict with or result in a breach of any provisions of the Certificate of Incorporation or By-Laws of Seller; (ii) violate the provisions of any agreement or contract (A) binding upon Seller or (B) which affects the Aircraft and to which Buyer is not a party; or (iii) violate any statute, rule, regulation, judgment, order, writ, injunction or decree of any court, administrative agency or governmental body
(A) applicable to Seller or (B) which affects the Aircraft and is not solely applicable to Buyer.

          (c) No filing with, or permit, authorization, consent or approval of, any governmental authority or agency or third party is necessary for the consummation by Seller of the transactions contemplated by this Agreement other than the filing with the Federal Aviation Administration of the FAA Bill of Sale and the Application for Registration of the Aircraft.

          (d) Seller has not employed any broker or finder or incurred any liability for brokerage fees, commissions or finder's fees in connection with the transactions contemplated by this Agreement.

          8.   ACCEPTANCE AND DELIVERY OF THE AIRCRAFT AND RECORDS:  Buyer shall
               ---------------------------------------------------
accept the Aircraft, together with (i) the avionics, appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment attached thereto or installed thereon and (ii) the Records, and Seller shall deliver the Aircraft, together with (i) such avionics, appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment attached thereto or installed thereon and (ii) such Records, to Buyer, and Buyer shall have taken delivery of the Aircraft and the Records from Seller, immediately upon the Closing, without any further action on the part of Buyer or Seller, at the location specified on
Schedule 1 attached hereto.

          9.   WARRANTY DISCLAIMER:  SELLER IS NOT A MANUFACTURER OF, OR A
               -------------------
DEALER IN, AIRCRAFT, NOR HAS SELLER INSPECTED THE AIRCRAFT PRIOR TO DELIVERY AND ACCEPTANCE BY BUYER. EXCEPT AS EXPRESSLY SET FORTH IN THE BILL OF SALE, SELLER DOES NOT WARRANT THE AIRCRAFT IN ANY WAY, OR MAKE ANY OTHER WARRANTY IN CONNECTION WITH THIS AGREEMENT OR THE SALE AND DELIVERY OF THE AIRCRAFT, IN ANY CASE, EITHER EXPRESSLY OR BY IMPLICATION, THE CONVEYANCE OF THE AIRCRAFT BEING MADE HEREBY ON AN "AS-IS, WHERE-IS" BASIS, WITHOUT RECOURSE TO SELLER, AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS OR ADEQUACY FOR ANY PURPOSE OR USE, QUALITY, PRODUCTIVENESS OR CAPACITY, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO AIRWORTHINESS, DESIGN, VALUE, CONDITION, SUITABILITY, ABSENCE OF LATENT OR OTHER DEFECTS WHETHER OR NOT DISCOVERABLE, ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT OR ABSENCE OF OBLIGATION BASED ON STRICT LIABILITY IN TORT OR ANY OTHER REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER; AND BUYER HEREBY WAIVES, RELEASES, RENOUNCES AND DISCLAIMS EXPECTATION OF OR RELIANCE UPON ANY SUCH WARRANTY OR WARRANTIES. SELLER SHALL NOT HAVE ANY RESPONSIBILITY OR LIABILITY TO BUYER OR ANY OTHER PERSON, WHETHER ARISING IN CONTRACT OR TORT OUT OF ANY NEGLIGENCE OR STRICT LIABILITY OF SELLER OR OTHERWISE, FOR (i) ANY LIABILITY, LOSS OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY BY THE AIRCRAFT OR ANY ENGINE OR ANY PART THEREOF OR BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN OR BY ANY OTHER CIRCUMSTANCE IN CONNECTION THEREWITH, (ii) THE USE, OPERATION OR PERFORMANCE OF THE AIRCRAFT OR ANY RISKS RELATING THERETO, (iii) ANY INTERRUPTION OF SERVICE, LOSS OF BUSINESS OR ANTICIPATED PROFITS OR CONSEQUENTIAL DAMAGES OR (iv) THE DELIVERY, OPERATION, SERVICING, MAINTENANCE, REPAIR, IMPROVEMENT OR REPLACEMENT OF THE AIRCRAFT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AND NOTWITHSTANDING ANY IMPLICATION TO THE CONTRARY CONTAINED HEREIN, SELLER HEREBY MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE YEAR 2000 COMPLIANCE OF THE AIRCRAFT OR ANY PART THEREOF. FOR PURPOSES OF THIS AGREEMENT, THE TERM "YEAR 2000 COMPLIANCE" SHALL MEAN AND INCLUDE THE ABILITY OF THE AIRCRAFT AND EACH PART THEREOF TO ACCURATELY PROCESS, PROVIDE AND/OR RECEIVE DATE/TIME DATA (INCLUDING, WITHOUT LIMITATION, CALCULATING, COMPARING, OUTPUTTING AND SEQUENCING), WITHIN, FROM, INTO, AND BETWEEN THE TWENTIETH CENTURY AND THE TWENTY-FIRST CENTURY, INCLUDING LEAP YEAR CALCULATIONS SUCH THAT NEITHER THE AIRCRAFT NOR ANY PART THEREOF OR SERVICE RELATED THERETO WILL BE AFFECTED BY DATES/TIMES PRIOR TO, ON, AFTER OR SPANNING JANUARY 1, 2000.

          10.  BUYER'S REMEDY:  Buyer's remedy and Seller's limit of liability
               --------------
for
any and all losses or damages resulting from any Lessor's Lien, or from any other cause, shall be, Seller's removal of said encumbrance from infringement upon Buyer's title.

          11.  INDEMNITIES AND INSURANCE:
               -------------------------

          (a) Buyer agrees that all payments to Seller hereunder shall be free of expense to Seller with respect to the amount of any local, state, federal or foreign taxes (other than those measured by Seller's net income or capital or franchise taxes) or withholdings, license fees, duties, assessments, charges, fines or penalties hereafter levied or imposed upon or in connection with or measured by this Agreement or any sale, registration, rental, use, payment, shipment, delivery or transfer of title with respect to the Aircraft, all of which Buyer assumes and agrees to pay in addition to the payments provided for herein. Specifically, Buyer agrees to pay, and to indemnify and save Seller harmless from, any delay (unless caused by Seller) in paying, all sales, use, stamp and personal property taxes, if any, which may be payable or determined to be payable in connection with this Agreement and the transactions contemplated herein.

          (b) Any amount payable to Seller or Buyer pursuant to Section 10 or this Section 11 shall be paid by the responsible party to the other party immediately upon receipt of a written demand therefor from such other party, in immediately available funds at such bank or to such account as specified by such other party in written directions to the responsible party, or, if no such directions shall have been given, by check of the responsible party payable to the order of such other party and mailed to such other party by certified mail, postage prepaid at its address set forth in the introductory paragraph of this Agreement. Any amount payable by the responsible party under this Section 11 or otherwise under this Agreement which is not paid when due shall bear interest at a rate per annum equal to three percent (3%) over the rate publicly announced from time to time as the prime rate of The Chase Manhattan Bank.

          (c) Buyer shall defend and pay on behalf of, and indemnify and hold harmless, Seller and its officers, directors, employees and agents from and against all liabilities, damages, claims, losses and judgments, including all costs and expenses incidental thereto, which may be suffered by, accrued against or charged to or recoverable from Seller or its officers, directors, employees or agents by reason of loss or damage to property (including the Aircraft or loss of use thereof) or by reason of injury or death of any person resulting from the operation, use or ownership of the Aircraft by Buyer after Closing.
In furtherance thereof, for two (2) years following the date of Closing, Buyer shall name Seller as an additional insured with respect to any public liability insurance which is obtained by or on behalf of Buyer in respect of the Aircraft.

          (d) Buyer further agrees and confirms that its obligations and agreements with respect to indemnification set forth herein shall survive the execution and delivery of this Agreement and the payment of the Purchase Price for the Aircraft hereunder.

          12.  DELAY, FAILURE TO PERFORM AND TERMINATION:
               -----------------------------------------

          (a) Seller shall be excused from and not be liable for any failure to deliver or delay in delivery of the Aircraft arising from any cause beyond the control of Seller and, in the event of delay, the date of Closing specified above shall be extended by a period equal to such delay, but in no event more than ninety (90) days after the date of Closing specified above. Such causes include, without limitation, any act or omission of Buyer, acts of God or public enemy, war, insurrection or riots, fires, floods, explosions or accidents, epidemics, governmental acts, priorities, regulations or directives affecting Seller's or Buyer's facilities or the Aircraft, damage to or casualty loss of the Aircraft, strikes or other labor difficulties causing a stoppage or slowdown of work, inability to procure vendor furnished parts or materials, or failure of a vendor to make timely deliveries of orders for materials or parts, or suspensions of flying operations due to inclement weather.

          (b)(1) In the event that Buyer defaults in the payment of any sums due hereunder, or Buyer fails to accept delivery of the Aircraft within three (3) days of tender of delivery by Seller, or earlier states its intention not to accept the Aircraft when it is tendered for delivery, or fails to make the Aircraft available for tender of delivery on or prior to September 30, 1998, Seller shall be entitled to terminate this Agreement and retain all monies theretofore paid by Buyer. In such case, Seller shall have no further liability to Buyer hereunder and may use monies paid by Buyer to offset any damages suffered by Seller as a result of Buyer's breach. Seller shall also be entitled to recover reasonable attorneys' fees and expenses incurred in enforcing or preserving Seller's rights under this Agreement.

          (2) Either party may terminate this Agreement at any time prior to delivery of the Aircraft if the other party becomes insolvent, applies for or consents to the appointment of a receiver, or makes an assignment for the benefit of creditors, commences any bankruptcy, reorganization, insolvency or liquidation proceedings, or other proceedings for relief under any bankruptcy law or similar law for relief of debtors or any such proceeding is instituted against it and is not dismissed within thirty (30) days after such institution.

          (3) The right to terminate under subparagraphs (1) and (2) above shall not be exclusive and the non-defaulting party shall be entitled to pursue all rights and remedies under law or in equity.

          (4) In the event that for any reason either party hereunder fails, without fault by the other party hereunder, to tender delivery of the Aircraft or to accept delivery of the Aircraft and to pay the Purchase Price therefor, in each case, by September 30, 1998, such other party shall have the right, at its option, to terminate this Agreement, other than Section 13(a) hereof, upon giving written notice thereof to the nonperforming party.

          13.  MISCELLANEOUS:
               -------------

          (a) Each party hereto shall be responsible for all fees and expenses, including, without limitation, the fees and expenses of its counsel and/or any technical, inspection or appraisal costs, incurred directly by it in connection with the negotiation, preparation and execution of this Agreement and all related documentation, and neither Seller nor Buyer shall have any right of reimbursement or indemnity for such costs and expenses as against the other, provided that (i) any filing or recordation fees and expenses and (ii) the reasonable fees and expenses of McAfee & Taft, special FAA counsel for the transactions contemplated hereby, shall be for the sole account of Buyer, and Seller shall have no responsibility therefor.

          (b) This Agreement, together all Schedules and Exhibits hereto, the Lease Termination Agreement, the Bill of Sale, the FAA Bill of Sale and the Certificate of Acceptance constitute the entire agreement between Seller and Buyer with respect to the purchase and sale of the Aircraft and no representation or statement not contained, or referred to herein or in the Lease Termination Agreement, the Bill of Sale, the FAA Bill of Sale or such Certificates shall be binding upon Seller or Buyer as a warranty or otherwise.

          (c) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY, PERFORMANCE AND ENFORCEMENT. The parties hereto agree that all actions or proceedings initiated by either party arising out of this

Agreement may be litigated in the state courts of the State of New York in New York County or in the United States District Court for the Southern District of New York. The parties hereto expressly submit and consent in advance to such jurisdiction and venue in any action or proceeding commenced by either party in any of such courts, agree that jurisdiction and venue is proper in such courts, and hereby waive personal service of the summons and complaint or other process or papers issued therein and agree that such service of the summons and complaint may be made by registered mail, return receipt requested, addressed to Seller or Buyer, as the case may be, at its address set forth in the introductory paragraph hereof.

          (d) The headings appearing in this Agreement and in any other documents relating to this transaction are inserted only as a matter of convenience and in no way define, limit or describe the scope or intent of such sections or paragraphs nor in any way affect this Agreement or any other documents relating to this transaction.

          (e) The parties hereto agree to execute and deliver, or cause to be executed and delivered, such further instruments or documents and take such other action as may be required effectively to carry out the transactions contemplated herein.

          (f) This Agreement can be modified only by a writing signed by Buyer and Seller.

          (g) All notices, requests and demands to or upon any party hereto shall be deemed to have been duly given, made or received (i) three (3) days after deposit in the United States mail, first class postage prepaid, or (ii) one (1) day after deposit with an overnight air carrier, addressed to such party at the address set forth in the introductory paragraph of this Agreement, in the case of Buyer, to the attention of Morris Nachtomi, Chairman/President/CEO, with a copy to Stephen Gelband, Esq. Hewes, Gelband, Lambert & Dann, P.C., Suite 300, The Flour Mill, 1000 Potomac Street, N.W., Washington, D.C. 20007-3533, and in the case of Seller, to the attention of General Counsel, or to such party at such other address as may be hereafter designated in writing by such party to the other party hereto.

          (h) This Agreement may be executed in two or more counterparts, and such counterparts taken together shall constitute one and the same instrument.

          (i) This Agreement may not be assigned by either party without the prior written consent of the other party hereto, which consent shall not be unreasonably withheld; provided that, notwithstanding the foregoing, Seller may assign its rights, but not its obligations, hereunder in order to effect a like-kind exchange under the provisions of Section 1031 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, and Buyer agrees to use reasonable efforts to cooperate with Seller in connection therewith. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          (j) Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

          (k) BUYER AND SELLER AGREE THAT ANY REMEDIES PROVIDED HEREIN OR AVAILABLE AT LAW OR EQUITY SHALL BE LIMITED TO ACTUAL OR COMPENSATORY DAMAGES AND NEITHER PARTY SHALL BE LIABLE FOR LOSS OF PROSPECTIVE PROFITS OR SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL

OR PUNITIVE DAMAGES OF ANY KIND OR IN ANY AMOUNT.

        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.


TOWER AIR, INC.                                C.I.T. LEASING CORPORATION
(Buyer)                                        (Seller)

By: /s/ Philip R. Brookmeyer                   By: /s/ Anthony Diaz
   -------------------------                      ------------------------
Name:                                          Name:
     -----------------------                        ----------------------
      V.P. - Legal
Title:______________________                   Title: Senior Vice President

                                  SCHEDULE 1

                            DESCRIPTION OF AIRCRAFT
                                      AND
                               DELIVERY LOCATION


One (1) Boeing 747-238B Aircraft bearing manufacturer's serial number 20011 and FAA Registration Number N607PE equipped with four (4) Pratt & Whitney JT9D-7J engines bearing manufacturer's serial numbers 663047, 685779, 689579 and 663054, together with the avionics, appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment attached thereto or installed thereon, and all Records.

Delivery Location:   JFK International Airport, New York or such other location as Buyer and Seller shall agree upon.

                                   EXHIBIT A

                             AIRCRAFT BILL OF SALE


KNOW ALL MEN BY THESE PRESENTS:

     THAT C.I.T. Leasing Corporation ("Seller") is the owner of that certain Boeing 747-238B aircraft bearing Manufacturer's Serial Number 20011, and four
(4) Pratt & Whitney JT9D-7J engines bearing Manufacturer's Serial Numbers 663047, 685779, 689579 and 663054, respectively, with power to convey full legal and beneficial title to said aircraft and engines.

     THAT, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller does this 29th day of September, 1998, grant, convey, transfer, bargain and sell, deliver and set over unto Tower Air, Inc. ("Buyer"), whose address is Hangar 17, JFK International Airport, Jamaica, New York 11430, and unto its successors and assigns, all of Seller's right, title, and interest in and to the above-described aircraft and engines.

     THAT Seller hereby warrants to Buyer, its successors and assigns, that there is hereby conveyed to Buyer on the date hereof legal and beneficial title to the aforesaid aircraft and engines, free and clear of any liens, encumbrances and rights of others of any nature whatsoever, other than any liens or encumbrances arising through Buyer or which Buyer is obligated to pay, remove, or indemnify Seller for under the Aircraft Lease Agreement dated as of October 22, 1992, as amended, between Seller and Buyer and that Seller will defend such title forever against all claims and demands whatsoever.

     THAT THE AIRCRAFT AND ENGINES CONVEYED HEREBY ARE BEING SOLD "AS IS", "WHERE IS", WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND AS TO THE CONDITION OF THE PROPERTY OR ITS MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR ANY OTHER REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED (EXCEPT AS EXPRESSLY MADE HEREIN WITH RESPECT TO TITLE AND ABSENCE OF LIENS).

     Seller hereby assigns to Buyer (to the extent to which the same may be assignable), any applicable warranty of the manufacturer of the above-described aircraft with respect to such aircraft and engines.

     Buyer shall be responsible for any personal property, rental, use or sales tax or similar levies assessed in connection with the sale of the above-described aircraft and engines.

     THIS Bill of Sale shall be governed by the laws of the State of New York, exclusive of any choice of law rule of that or any other jurisdiction which would cause any matter to be referred to the law of any jurisdiction other than New York.

     IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed in its name this 29th day of September, 1998.


                                 C.I.T. LEASING CORPORATION


                                 By: /s/ Anthony Diaz
                                    ---------------------------
                                 Title: Senior Vice President
                                       ------------------------

                                   EXHIBIT B

                           CERTIFICATE OF ACCEPTANCE


          TOWER AIR, INC. ("Buyer") hereby acknowledges final and irrevocable delivery and acceptance this ____ day of September, 1998, at JKF International Airport, New York of (i) one (1) Boeing 747-238B aircraft bearing manufacturer's serial number 20011 and FAA registration number N607PE, together with four (4) Pratt & Whitney JT9D-7J engines bearing manufacturer's serial numbers 663047, 685779, 689579, and 663054, respectively (the "Aircraft") and (ii) the Records (as such term is defined in the Purchase and Sale Agreement dated as of September 15, 1998 between Buyer and C.I.T. Leasing Corporation ("Seller")). Buyer hereby acknowledges that Buyer has had the opportunity to fully inspect the Aircraft and the Records and that the Aircraft and the Records are in complete conformance with Buyer's specifications and requirements. Buyer hereby acknowledges that, on the date set forth above, Seller has transferred and delivered to Buyer and Buyer has accepted from Seller risk of loss, ownership of, and title to the Aircraft.


                                 TOWER AIR, INC.


                                 By: /s/ Philip R. Brookmeyer
                                    -----------------------------
                                 Title: V.P. - Legal
                                       --------------------------

                                   EXHIBIT C

                          LEASE TERMINATION AGREEMENT


          THIS LEASE TERMINATION AGREEMENT ("Agreement") is made as of the ___ day of September, 1998, by and between TOWER AIR, INC., a Delaware corporation ("Lessee"), and C.I.T. LEASING CORPORATION, a Delaware corporation ("Lessor").

WHEREAS, Lessor and Lessee are parties to: (i) that certain Aircraft Lease Agreement dated as of October 22, 1992, as supplemented by the Lease Supplement, dated March 26, 1993, which documents were recorded as one instrument by the Federal Aviation Administration ("FAA") on April 2, 1993 as Conveyance No.
                                  ---
M30367; (ii) that certain Amendment Number One and Agreement to Aircraft Lease Agreement dated as of August 31, 1994 (the "First Amendment"), which document
                                            ---------------
was recorded by the FAA on October 13, 1994 as Conveyance No. NN007220; (iii) a letter agreement dated June 24, 1997 ("Letter Agreement One"); (iv) that certain
                                       --------------------
Amendment Number Two and Agreement to Aircraft Lease Agreement dated as of October 31, 1997 (the "Second Amendment"), which document was recorded by the
                       ----------------
FAA on March 4, 1998 as Conveyance No. JJ25162; (v) a letter agreement dated November 26, 1997 ("Letter Agreement Two"), (vi) that certain Amendment Number
                    --------------------
Three and Agreement to Aircraft Lease Agreement dated as of December 31, 1997 (the "Third Amendment"), which document was recorded by the FAA on May 4, 1998
      ---------------
as Conveyance No. S103866; (vii) that certain Amendment Number Four and Agreement to Aircraft Lease Agreement dated as of January 30, 1998 (the "Fourth
                                                                         ------
Amendment"), which document was not filed for recording with the FAA, but a copy
---------
of which Fourth Amendment is attached hereto as Exhibit A; and (viii) that certain Amendment Number Five and Agreement to Aircraft Lease Agreement dated as of April 20, 1998 (the "Fifth Amendment"), which document was not filed for
                        ---------------
recording with the FAA, but a copy of which Fifth Amendment is attached hereto as Exhibit B (such Aircraft Lease Agreement, as heretofore amended, modified and supplemented, hereinafter referred to as the "Lease"), which relates to one (1)
                                              -----
Boeing 747-238B Aircraft bearing U.S. Registration Number N607PE and Manufacturer's Serial Number 20011, together with Pratt & Whitney JT9D-7J engines bearing serial numbers 663047, 685779, 689579and 663054 (collectively, the "Aircraft"); and
     --------

          WHEREAS, Lessor and Lessee have reached agreement on the manner in which (i) Lessee shall return the Aircraft and the Aircraft Records to Lessor, and (ii) the Lease shall be terminated, except for the provisions thereof which by their terms survive the expiration or termination of the Lease;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1.  Recitals. The above recitals are hereby incorporated and made a
              --------
part hereof in
their entirety.

          2.  Return of Aircraft and Aircraft Records.  Lessee and Lessor hereby
              ---------------------------------------
acknowledge and agree that on the date hereof Lessee has returned the Aircraft and the Aircraft Records to Lessor at JFK International Airport, New York. Lessee hereby relinquishes any right, interest or claim it may have under the Lease in and to the Aircraft or the Aircraft Records.

          3.  Termination of Lease.  The parties hereto agree that the Lease is
              --------------------
hereby terminated and the Aircraft is hereby released from the terms and conditions of the Lease, without prejudice to the rights of Lessor or Lessee hereunder or under those provisions of the Lease which by their terms survive the expiration or termination of the Lease (including, without limitation, the provisions of Articles 10, 13 and 16 of the Lease). Lessee acknowledges and agrees that, from and after the date hereof, it has no further rights in and to the Aircraft under the Lease.

          4.  Basic Rent and Maintenance Reserves.  Lessee hereby acknowledges
              -----------------------------------
and agrees that as of the date hereof the following amounts of Basic Rent and Maintenance Reserves are due and payable by Lessee to Lessor under the Lease:

              Basic Rent              $ 1,714,562.20
              Maintenance Reserves    $ 1,330,147.16

          Lessor hereby agrees that, upon (a) Lessee=s execution and delivery of
(i) the Purchase and Sale Agreement dated as of July 15, 1998 between Lessor and Lessee (the "Purchase Agreement") and (ii) the Loan Agreement dated as of July
             ------------------
15, 1998 between Lessee and The CIT Group/Equipment Financing, Inc. and (b) the consummation of the transactions contemplated by each such agreement, the above-described amounts shall be deemed to have been paid in full to Lessor. Lessor and Lessee agree that as of the date hereof $5,980,531.21 of Maintenance Reserves have been paid by Lessee to Lessor under the Lease, but have not been applied as contemplated by Exhibit F thereto. Lessee hereby relinquishes any right, interest or claim it may have in such Maintenance Reserves under the Lease, and agrees that Lessee has, from and after the date hereof, no further rights in and to such Maintenance Reserves under the Lease and that Lessor shall retain the full amount of such Maintenance Reserves. Lessor and Lessee hereby agree that such amount of Maintenance Reserves shall be applied in partial payment of the purchase price to be paid by Lessee pursuant to Section 2 of the Purchase Agreement.

          5.  No Waiver.  Notwithstanding the termination of the Lease hereunder
              ---------
and return of the Aircraft in accordance with the provisions hereof and of the Lease, except as expressly provided herein, nothing set forth herein shall constitute a waiver by Lessor or Lessee of any right, remedy or privilege Lessor may have under the Lease of any provision in respect of indemnities given by Lessee in favor of the Lessor or any other provision thereof which by its terms survives the termination of the Lease. Accordingly, except as expressly provided herein, Lessor and Lessee do not waive or modify any rights, remedies or privilege of Lessor or Lessee under the Lease or pursuant to applicable Law.

          6.  Further Assurances.  Lessee, at Lessee=s expense, will promptly
              ------------------
and duly execute and deliver to Lessor such further documents and assurances and take such further actions as Lessor may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Agreement and to establish and protect the rights and remedies created or intended to be created in favor of Lessor hereunder or under the Lease, and Lessor, at Lessor=s expense, will promptly and duly execute and deliver to Lessee such further documents and assurances to take such further actions as Lessee may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Agreement and to establish and protect the rights and remedies created or intended to be created in favor of Lessee hereunder or under the Lease.

          7.  Definitions.  Capitalized terms used but not otherwise defined
              -----------
herein shall have the meanings given such terms in the Lease.

          8.  Counterparts.  This Agreement may be executed simultaneously in
              ------------
two or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          9.  Survival.  The representations, warranties, covenants and
              --------
agreements of Lessee and Lessor set forth in this Agreement and the Lease (to the extent they provide for such survival), and Lessor's and Lessee's obligations hereunder and under the Lease, shall survive the expiration or other termination of this Agreement and the Lease to the extent required for full performance and satisfaction thereof.

          10.  Entire Agreement.  This Agreement and the Lease constitute the
               ----------------
entire agreement between Lessee and Lessor regarding the Aircraft and there are no other prior or contemporaneous written or oral understandings with regard to the subject matter hereof.

          11.  Successors and Assigns.  This Agreement shall be binding on and
               ----------------------
shall inure to the benefit of Lessee, Lessor and their respective successors and assigns.

          12.  Jurisdiction; Governing Law.  The terms and provisions of Section
               ---------------------------
19.1 of the Lease are hereby incorporated by reference in this Agreement to the same extent as if fully set forth herein. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

          13.  WAIVER OF JURY TRIAL.  LESSEE AND LESSOR HEREBY WAIVE TRIAL BY
               --------------------
JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE BOTH PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER

SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE LEASE OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.


TOWER AIR, INC.                        C.I.T. LEASING CORPORATION

By: /s/ Philip R. Brookmeyer          By: /s/ Anthony Diaz
    -----------------------------         --------------------------
Name:                                 Name:   Anthony Diaz
      ---------------------------
Title:  V.P. - Legal                  Title:  Senior Vice President
       --------------------------